UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2022

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 4, 2022, the Board of Directors (the "Board") of Insulet Corporation (the "Company") appointed Elizabeth Weatherman as a Class III director. Ms. Weatherman will stand for election by stockholders at the Company’s 2022 Annual Meeting of Stockholders. Ms. Weatherman has been named to the Compensation Committee of the Board.

Ms. Weatherman has been a Special Limited Partner of Warburg Pincus since January 2016. Ms. Weatherman joined Warburg Pincus in 1988 and led the firm’s Healthcare Group from 2008 to 2015. She was also previously a Managing Director and a member of the firm’s Executive Management Group. Ms. Weatherman received a BA in English from Mount Holyoke College and holds an MBA from the Stanford Graduate School of Business.

There are no arrangements or understandings between Ms. Weatherman and any other persons pursuant to which Ms. Weatherman was selected as a director and there are no transactions involving Ms. Weatherman required to be disclosed under Item 404(a) of Regulation S-K. As a non-employee director of the Company, Ms. Weatherman will receive cash and equity compensation pursuant to the Company's non-employee director compensation program, as described in the “Non-Employee Director Compensation” section of Company's proxy statement filed with the Securities and Exchange Commission on April 13, 2021, as may be adjusted by the Board from time to time.

On February 4, 2022, David A. Lemoine, a member of the Company’s Board of Directors, notified the Company of his decision not to stand for re-election to the Board at the Company’s 2022 Annual Meeting of Stockholders. Mr. Lemoine’s decision to step down from the Board, which will mark his retirement from the Board after six years of distinguished service, did not involve any disagreement with other Board members or with management.

Item 7.01	Regulation FD Disclosures.
On February 7, 2022, the Company issued a press release announcing Ms. Weatherman's appointment to the Board and Mr. Lemoine’s decision to retire. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 7, 2022
104	Cover Page Interactive Date File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

February 7, 2022	By:	/s/ Patricia K. Dolan
Patricia K. Dolan
Vice President and Secretary